Exhibit 24



                              March 10, 2000



TO:       Nathan E. Langston
          Laurence M. Hamric

Re:       Power of Attorney; 1999 Form 10-K


Entergy Corporation, referred to herein as the Company, will file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Company and the undersigned persons, in their respective capacities as directors and/or officers of the Company, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY CORPORATION




By:/s/ J. Wayne Leonard
    J. Wayne Leonard
    Chief Executive Officer
    and Director

________________________                         /s/ George W. Davis
W. Frank Blount, Jr.                             George W. Davis
Director                                         Director


/s/ Norman C. Francis                            /s/ Robert v.d. Luft
Norman C. Francis                                Robert v.d. Luft
Director                                         Chairman of the Board
                                                 Director


/s/ J. Wayne Leonard                             /s/ Kinnaird R. McKee
J. Wayne Leonard                                 Kinnaird R. McKee
Chief Executive Officer                          Director
Director


___________________                              ___________________
Thomas F. McLarty, III                           Paul W. Murrill
Director                                         Director


/s/ James R. Nichols                             /s/ Eugene H. Owen
James R. Nichols                                 Eugene H. Owen
Director                                         Director


/s/ William A. Percy, II                         /s/ Dennis H. Reilley
William A. Percy, II                             Dennis H. Reilley
Director                                         Director


_____________________                            /s/ Bismark A. Steinhagen
Wm. Clifford Smith                               Bismark A. Steinhagen
Director                                         Director


/s/ C. John Wilder
C. John Wilder
Executive Vice President and
Chief Financial Officer

                                                               ATTACHMENT I

Entergy Corporation

Chief Executive Officer and Director - J. Wayne Leonard (principal executive officer)
Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer)

Directors - W. Frank Blount, George W. Davis, Norman C. Francis, J. Wayne Leonard, Robert v.d. Luft, Kinnaird R. McKee, Thomas F. McLarty, III, Paul
W.  Murrill, James R. Nichols, Eugene H. Owen, William A. Percy, II, Dennis
H. Reilley, Wm. Clifford Smith, Bismark A. Steinhagen.

                              March 10, 2000


TO:       Nathan E. Langston
          Laurence M. Hamric

Re:       Power of Attorney; 1999 Form 10-K

Entergy Arkansas, Inc., Entergy Gulf States, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc., Entergy New Orleans, Inc., and System Energy Resources, Inc. (collectively referred to herein as the Companies) will each file with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1999 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

The Companies and the undersigned person, in their respective capacities as directors and/or officers of the Companies, as specified in Attachment I, do each hereby make, constitute and appoint Nathan Langston and Laurence M. Hamric, and each of them, their true and lawful Attorneys (with full power of substitution) for each of the undersigned and in his or her name, place and stead to sign and cause to be filed with the Securities and Exchange Commission the aforementioned Annual Report on Form 10-K and any amendments thereto.

Yours very truly,

ENTERGY ARKANSAS, INC. (hereinafter "EAI")
ENTERGY GULF STATES, INC. (hereinafter "EGSI")
ENTERGY LOUISIANA, INC. (hereinafter "ELI")
ENTERGY MISSISSIPPI, INC. (hereinafter "EMI")
ENTERGY NEW ORLEANS, INC. (hereinafter "ENOI")
SYSTEM ENERGY RESOURCES, INC. (hereinafter "SERI")


/s/ Thomas J. Wright                    /s/ Jerry D. Jackson
THOMAS J. WRIGHT                        JERRY D. JACKSON
Chairman, President, and Chief          Chairman of Entergy Gulf States, Inc.
Executive Officer of Entergy            and Entergy Louisiana, Inc., President
Arkansas, Inc.                          and Chief Executive  Officer -
                                        Louisiana of Entergy Gulf States, Inc.
                                        and President and Chief Executive
                                        Officer of Entergy Louisiana, Inc.



/s/ Joseph F. Domino                    /s/ Carolyn C. Shanks
JOSEPH F. DOMINO                        CAROLYN C. SHANKS
President and Chief Executive Officer   Chairman, President, and Chief
of Entergy Gulf States, Inc. - Texas    Executive Officer of Entergy
                                        Mississippi, Inc.





/s/ Daniel F. Packer                    /s/ Jerry W. Yelverton
DANIEL F. PACKER                        JERRY W. YELVERTON
Chairman, President, and Chief          Chairman, President, and Chief
Executive Officer of Entergy            Executive Officer of System
New Orleans, Inc.                       Energy Resources, Inc.

/s/ Joseph F. Domino                       /s/ Carolyn C. Shanks
Joseph F. Domino                           Carolyn C. Shanks
Director, President and                    Director, Chairman of the
Chief Executive Officer-                   Board, President and
Texas of EGSI                              Chief Executive Officer
                                           of  EMI


/s/ Donald C. Hintz                        /s/ Thomas J. Wright
Donald C. Hintz                            Thomas J. Wright
Director of EAI, EGSI,                     Director, Chairman of the
ELI, EMI, ENOI and SERI                    Board, President and
                                           Chief Executive Officer
                                           of EAI


/s/ Jerry D. Jackson                       /s/ Jerry W. Yelverton
Jerry D. Jackson                           Jerry W. Yelverton
Director, Chairman of the                  Director, Chairman of the
Board of EGSI & ELI                        Board, President and
President and Chief                        Chief Executive Officer
Executive Officer-                         of SERI
Louisiana of EGSI and
President and Chief
Executive Officer of ELI


/s/ Daniel F. Packer                       /s/ C. John Wilder
Daniel F. Packer                           C. John Wilder
Director, Chairman of the                  Director, Executive Vice
Board, President and                       President and Chief
Chief Executive Officer                    Financial Officer of EAI,
of ENOI                                    EGSI, ELI, EMI, ENOI and
                                           SERI

                                                               ATTACHMENT I

Entergy Arkansas, Inc.

Chairman of the Board, President and Chief Executive Officer - Thomas J. Wright (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Thomas J. Wright, Donald C. Hintz and C. John Wilder

Entergy Gulf States, Inc.

Chairman of the Board, President and Chief Executive Officer-Louisiana - Jerry D. Jackson (principal executive officer); President and Chief Executive Officer-Texas - Joseph F. Domino (principal executive officer), Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Jerry D. Jackson, Joseph F. Domino, Donald C. Hintz and C. John
Wilder

Entergy Louisiana, Inc.

Chairman of the Board, President and Chief Executive Officer - Jerry D. Jackson (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, Jerry D. Jackson and C. John Wilder

Entergy Mississippi, Inc.

Chairman of the Board, President and Chief Executive Officer - Carolyn C. Shanks (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, Carolyn C. Shanks and C. John Wilder


Entergy New Orleans, Inc.

Chairman of the Board, President and Chief Executive Officer - Daniel F. Packer (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, Daniel F. Packer and C. John Wilder

System Energy Resources, Inc.

Chairman of the Board, President and Chief Executive Officer - Jerry W. Yelverton (principal executive officer); Executive Vice President and Chief Financial Officer - C. John Wilder (principal financial officer).

Directors - Donald C. Hintz, C. John Wilder and Jerry W. Yelverton